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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         We, the undersigned directors and officers of Cabot Corporation, hereby severally constitute and appoint Robert Rothberg and Sarah W.S. Kish, and each of them, our true and lawful attorneys with full power to (i) sign for us and in our names in the capacities indicated below Annual Reports on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 of Cabot Corporation for the fiscal year ended September 30, 1999, and any and all amendments thereto, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Reports and to any and all amendments to said Reports; and (ii) to file such Reports and amendments with the Securities and Exchange Commission and with applicable stock exchanges on behalf of Cabot Corporation.

         WITNESS our hands and common seal on the date set forth below.

SIGNATURE                          TITLE                       DATE


/s/  Kennett F. Burnes             Director and President      November 12, 1999
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Kennett F. Burnes


/s/  Jane C. Bradley               Director                    November 12, 1999
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Jane C. Bradley


/s/  John G.L. Cabot               Director                    November 12, 1999
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John G.L. Cabot


/s/  John S. Clarkeson             Director                    November 12, 1999
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John S. Clarkeson


/s/  Arthur L. Goldstein           Director                    November 12, 1999
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Arthur L. Goldstein


/s/  Robert P. Henderson           Director                    November 12, 1999
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Robert P. Henderson


/s/  Arnold S. Hiatt               Director                    November 12, 1999
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Arnold S. Hiatt


/s/  Gautam S. Kaji                Director                    November 12, 1999
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Gautam S. Kaji


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SIGNATURE                          TITLE                       DATE


/s/  Roderick C.G. MacLeod         Director                    November 12, 1999
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Roderick C.G. MacLeod


/s/  John H. McArthur              Director                    November 12, 1999
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John H. McArthur


/s/  John F. O'Brien               Director                    November 12, 1999
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John F. O'Brien


/s/  David V. Ragone               Director                    November 12, 1999
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David V. Ragone


/s/  Charles P. Siess, Jr.         Director                    November 12, 1999
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Charles P. Siess, Jr.


/s/  Lydia W. Thomas               Director                    November 12, 1999
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Lydia W. Thomas


/s/  Mark S. Wrighton              Director                    November 12, 1999
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Mark S. Wrighton







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